Exhibit 10.3

SECURITY AGREEMENT

This Security Agreement (this “Agreement”) dated as of January 30, 2015, by and among InsPro Technologies Corporation, a Delaware corporation (the “Company”) and InsPro Technologies, LLC, a Delaware limited liability company (“InsPro” and collectively with the Company, the “Borrowers”) and The Co-Investment Fund II, L.P., a Delaware limited partnership (the “Secured Party”).  Capitalized terms not defined herein shall have the meaning set forth in the Purchase Agreement (as defined below).

RECITALS:

The Borrowers have issued and delivered to Secured Party a Note (as defined in the Purchase Agreement) dated on or prior to the date of this Agreement.  Pursuant to the Purchase Agreement and the Note, the Borrowers have agreed to grant a security interest in and to the Collateral (as defined in this Agreement) on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, for and in consideration of the Debt (as defined in this Agreement), and intending to be legally bound, the parties covenant and agree as follows:

1.             Definitions.  In addition to the words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, unless the context otherwise clearly requires:

“Accounts” shall have the meaning given to that term in the Code and shall include without limitation all rights of the Borrowers, whenever acquired, to payment for goods sold or leased or for services rendered, whether or not earned by performance.

“Chattel Paper” shall have the meaning given to that term in the Code and shall include without limitation all writings owned by the Borrowers, whenever acquired, which evidence both a monetary obligation and a security interest in or a lease of specific goods.

“Code” shall mean the Uniform Commercial Code as in effect on the date of this Agreement and as amended from time to time, of the state or states having jurisdiction with respect to all or any portion of the Collateral from time to time.

“Collateral” shall mean collectively all goods, Accounts, Chattel Paper, Documents, Equipment, Fixtures, General Intangibles, Instruments, Inventory, and all other personal property and Proceeds of each of the foregoing, whether now owned or hereafter acquired, wherever located; provided that, notwithstanding anything to the contrary contained herein, “Collateral” shall not shall not be deemed to include any copyrights (including computer programs, blueprints and drawings), copyright applications, copyright registration and like protection in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; any design rights; any patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, trademarks, servicemarks and applications therefor, whether registered or not, except that the Collateral shall include all accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the foregoing.

“Debt” shall mean (i) all indebtedness, both principal and interest, of the Borrowers to the Secured Party now or after the date of this Agreement evidenced by the Note, (ii) all other debts, liabilities, duties and obligations of the Borrowers to the Secured Party now existing or after the date of this Agreement contracted, incurred, or arising in connection with the Loan Documents, and (iii) all costs and expenses incurred by the Secured Party in the collection of any of the indebtedness described in this paragraph or in connection with the enforcement of any of the duties and obligations of the Borrowers to the Secured Party described in this paragraph, including reasonable attorneys’ fees and expenses, and (iv) all future advances made by the Secured Party for the reasonable maintenance, protection, preservation or enforcement of, or realization upon, the Collateral or any portion of the Collateral, including advances for storage, transportation charges, taxes, insurance, repairs and the like.

“Documents” shall have the meaning given to that term in the Code and shall include without limitation all warehouse receipts (as defined by the Code) and other documents of title (as defined by the Code) owned by the Borrowers, whenever acquired.

“Equipment” shall have the meaning given to that term in the Code and shall include without limitation all goods owned by the Borrowers, whenever acquired and wherever located, used or brought for use primarily in the business or for the benefit of the Borrower and not included in Inventory of the Borrowers, together with all attachments, accessories and parts used or intended to be used with any of those goods or Fixtures, whether now or in the future installed therein or thereon or affixed thereto, as well as all substitutes and replacements thereof in whole or in part.

“Event of Default” shall have the meaning given to that term in the Note.  For the avoidance of doubt, if a specific event, matter or circumstance does not become an Event of Default until the passage of time and/or giving of notice, it shall not be considered an Event of Default for purposes of this Agreement until such giving of notice and/or passage of time.

“Fixtures” shall have the meaning given to that term in the Code, and shall include without limitation leasehold improvements.

“General Intangibles” shall have the meaning given to that term in the Code and shall include, without limitation, all leases under which the Borrowers now or in the future leases and or obtains a right to occupy or use real or personal property, or both, all membership interests in limited liability companies, all of the other contract rights of the Borrowers, whenever acquired, and customer lists, choses in action, claims (including claims for indemnification), books, records, patents and patent applications, copyrights and copyright applications, trademarks, trade names, trade styles, trademark applications, moral rights, blueprints, drawings, designs and plans, trade secrets, methods, processes and any other intellectual property rights, contracts, licenses, license agreements, formulae, tax and any other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies, and computer information, software, domain names, URL’s, web pages, records and data, now owned or acquired after the date of this Agreement by the Borrowers.

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“Instrument” shall have the meaning given to that term in the Code and shall include, without limitation, all negotiable instruments (as defined in the Code), all certificated securities (as defined in the Code) and all other writings which evidence a right to the payment of money now or after the date of this Agreement owned by the Borrowers.

“Inventory” shall have the meaning given to that term in the Code and shall include without limitation all goods owned by the Borrowers, whenever acquired and wherever located, held for sale or lease or furnished or to be furnished under contracts of service, and all raw materials, work in process and materials owned by the Borrowers and used or consumed in the Borrowers’ business, whenever acquired and wherever located.

“Loan Documents” shall mean collectively, this Agreement, the Note, and the Purchase Agreement, each of even date herewith among the Borrowers and the Secured Party and all other agreements, documents and instruments executed and delivered in connection herewith or therewith, as each may be amended, supplemented or modified from time to time.

“Note” shall mean the Secured Convertible Promissory Note executed and delivered by the Borrowers in connection with the Purchase Agreement.

“Permitted Lien” shall have the meaning assigned to such term in the Purchase Agreement.

“Proceeds” shall have the meaning given to that term in the Code and shall include without limitation whatever is received when Collateral or Proceeds is sold, exchanged, collected or otherwise disposed of, whether cash or non-cash, and includes without limitation proceeds of insurance payable by reason of loss of or damage to Collateral.

“Purchase Agreement” shall mean that certain Secured Convertible Promissory Note Purchase Agreement dated the date hereof among the Borrowers and the Secured Party.

2.             Security Interest.  As security for the full and timely performance and payment of the Debt in accordance with the terms of the Debt including the performance of the obligations of the Borrowers under the Note and this Agreement, the Borrowers agree that the Secured Party shall have, and the Borrowers grant to and create in favor of the Secured Party, a security interest under the Code in and to such of the Collateral as is now owned or acquired after the date of this Agreement by the Borrowers.

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3.             Rights and Remedies of a Secured Party.  In addition to all rights and remedies given to the Secured Party by this Agreement, the Note and the other Loan Documents, the Secured Party shall have all the rights and remedies of a secured party under the Code.

4.             Provisions Applicable to the Collateral.  The parties agree that the following provisions shall be applicable to the Collateral:

(a)           The Borrowers covenant and agree that at all times during the term of this Agreement it shall keep accurate and complete books and records concerning the Collateral that is now owned or acquired after the date of this Agreement by the Borrowers at its principal place of business at 150 N. Radnor-Chester Road, Suite B-101, Radnor, Pennsylvania 19087 and at no other location without the prior written consent of the Secured Party.

(b)           The Secured Party and its representatives shall have the right at all times during regular business hours of the Borrowers, with prior notice, to examine and inspect the Collateral and to review the books and records of the Borrowers concerning the Collateral that is now owned or acquired after the date of this Agreement by the Borrowers and to copy the same and make excerpts therefrom; provided, however, that from and after the occurrence of an Event of Default, the rights of inspection and entry shall be subject to the requirements of the Code.

(c)           Except as otherwise agreed by the Secured Party, the Borrowers shall at all times during the term of this Agreement keep the Equipment, Inventory and Fixtures that are now owned or acquired after the date of this Agreement by the Borrowers at its principal place of business at 150 N. Radnor-Chester Road, Suite B-101, Radnor, Pennsylvania 19087, except to the extent any such Collateral is intended to be portable and not fixed to any particular location (such as portable computers, cellular phones, and other similar property), Inventory and Equipment is located at the facilities of third-party contractors and assemblers or, upon written notice to the Secured Party, at such other locations for which the Secured Party has filed financing statements, and at no other location without prior written notice to the Secured Party, except that the Borrowers shall have the right until one or more Events of Default shall occur to sell or otherwise dispose of Inventory in the ordinary course of business.

(d)           Except as otherwise agreed by the Secured Party, the Borrowers shall not move the location of its chief executive offices without prior written notification to the Secured Party, and shall not change its jurisdiction of formation without the prior written consent of the Secured Party.

(e)           Without the prior written consent of the Secured Party, such consent not to be unreasonably withheld, the Borrowers shall not sell, lease or otherwise dispose of any Equipment or Fixtures, except Equipment or Fixtures reasonably deemed by the Borrowers to be no longer material to or useful in the conduct of its business or Equipment leased to third parties in the ordinary course of Borrowers’ business.

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(f)           Promptly upon request of the Secured Party, from time to time, the Borrowers shall furnish the Secured Party with such information and documents regarding the Collateral and the Borrowers’ financial condition, business, assets or liabilities, at such times and in such form and detail as the Secured Party may reasonably request.

(g)           Promptly upon request of the Secured Party, from time to time, the Borrowers shall deliver to the Secured Party all documentation reasonably requested by the Secured Party including, without limitation, (i) all invoices and customer statements rendered to account debtors, documents, contracts, chattel paper, instruments and other writings pertaining to the Borrowers’ contracts or the performance of the Borrowers’ contracts, (ii) evidence of the Borrowers’ accounts and statements showing the aging, identification, reconciliation and collection thereof and (iii) reports as to the Borrowers’ inventory and sales, shipment, damage or loss thereof, all of the foregoing to be certified by authorized officers or other employees of the Borrowers.

(h)           Notwithstanding the security interest in the Collateral granted to and created in favor of the Secured Party under this Agreement, the Borrowers shall have the right until one or more Events of Default shall occur, at their own cost and expense, to collect the Accounts and the Chattel Paper and to enforce their contract rights generally.

(i)           After the occurrence of an Event of Default, the Secured Party shall have the right, in its sole discretion, to give notice of the Secured Party’s security interest to account debtors obligated to the Borrowers and to take over and direct collection of the Accounts and the Chattel Paper, to notify such account debtors to make payment directly to the Secured Party and to enforce payment of the Accounts and the Chattel Paper and to enforce the Borrowers’ contract rights.  It is understood and agreed by the Borrowers that the Secured Party shall have no liability whatsoever under this Agreement except for its own gross negligence or willful misconduct.

(j)           After the occurrence of an Event of Default, the Secured Party shall cause to be opened and maintained a noninterest bearing deposit account (the “Cash Collateral Account”) and after delivery of notice to the Borrowers by the Secured Party, deposit, and require the Borrowers to deposit, therein all cash proceeds of Collateral.  All cash proceeds of the Collateral received directly by the Borrowers shall be held by the Borrowers in trust for the benefit of the Secured Party, shall be segregated from all other funds of the Borrowers and shall, within one business day after receipt, be paid over to the Secured Party in the same form as so received (with any necessary endorsement or assignment) for deposit in the Cash Collateral Account.  The Secured Party shall have sole dominion and control over all items and funds in the Cash Collateral Account and such items and funds may be withdrawn only by the Secured Party, it being the intention of the parties to this Agreement that the Borrowers shall have no control over or withdrawal rights in respect of the Cash Collateral Account.  The Secured Party, in accordance with the Purchase Agreement, may, in its discretion, release to the Borrowers from time to time all or any part of the collected funds deposited in the Cash Collateral Account but the Secured Party shall have the right at any time to apply all or any part of the collected funds on deposit in the Cash Collateral Account to the payment of the Debt, whether on account of principal or interest or otherwise as the Secured Party in its discretion and in good faith may elect, until the Debt is fully paid.

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(k)          After the occurrence of an Event of Default and delivery of a written request, the Borrowers shall promptly deliver to the Secured Party all existing leases, and all other leases entered into by the Borrowers from time to time, covering any Equipment or Inventory (“Leased Inventory”) which is leased to third parties and will take such action as is necessary to perfect the Secured Party’s security interest in Leased Inventory.

(l)           The Borrowers which are limited liability companies shall not issue certificates evidencing the membership interests in such Borrowers.

5.             Secured Party’s Actions with Respect to Accounts.  The Borrowers irrevocably make, constitute and appoint the Secured Party its true and lawful attorney-in-fact with power to sign the Borrowers’ name and to take any of the following actions after the occurrence of an Event of Default, such actions only to be taken during the continuance of an Event of Default, in Secured Party’s name, as Secured Party may determine, at any time without notice to the Borrowers and at the Borrowers’ expense:

(a)          Verify the validity and amount of, or any other matter relating to, the Collateral by mail, telephone, telegraph or otherwise;

(b)          Notify all account debtors that the Accounts have been assigned to the Secured Party and that the Secured Party has a security interest in the Accounts;

(c)          Direct all account debtors to make payment of all Accounts directly to the Secured Party;

(d)          Take control in any manner of any cash or non-cash items of payment or proceeds of Accounts;

(e)          Notify the United States Postal Service to change the address for delivery of mail addressed to the Borrowers to such address as the Secured Party may designate;

(f)          Receive, open and dispose of all mail addressed to the Borrowers (any sums received pursuant to the exercise of the rights provided in this Agreement shall be deposited in the Cash Collateral Account);

(g)          Take control in any manner of any rejected, returned, stopped in transit or repossessed goods relating to Accounts;

(h)          Enforce payment of and collect any Accounts, by legal proceedings or otherwise, and for such purpose the Secured Party may:

(1)  Demand payment of any Accounts or direct any account debtors to make payment of Accounts directly to the Secured Party;

(2)  Receive and collect all monies due or to become due to the Borrowers;

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(3)    Exercise all of the Borrowers’ rights and remedies with respect to the collection of Accounts;

(4)    Settle, adjust, compromise, extend, renew, discharge or release Accounts;

(5)    Sell or assign Accounts on such terms, for such amount and at such times as the Secured Party deems advisable;

(6)    Prepare, file and sign the Borrowers’ name or names on any Proof of Claim or similar documents in any proceeding filed under federal or state bankruptcy, insolvency, reorganization or other similar law as to any account debtor;

(7)    Prepare, file and sign the Borrowers’ name or names on any notice of lien, claim of mechanic’s lien, assignment or satisfaction of lien or mechanic’s lien or similar document in connection with the Collateral;

(8)    Endorse the name of the Borrowers upon any chattel papers, documents, instruments, invoices, freight bills, bills of lading or similar documents or agreements relating to Accounts or goods pertaining to Accounts or upon any checks or other media of payment or evidence of a security interest that may come into the Secured Party’s possession;

(9)    Sign the name of the Borrowers to verifications of Accounts and notices of Accounts sent by account debtors to the Borrowers; or

(10)  Take all other actions necessary or desirable to protect the Borrowers’ interest in the Accounts.

(i)           Negotiate and endorse any Document in favor of the Secured Party or its designees, covering Inventory including the Leased Inventory, which constitutes Collateral, and related documents for the purpose of carrying out the provisions of this Agreement and taking any action and executing in the name of Borrowers any instrument which the Secured Party may deem necessary or advisable to accomplish the purpose hereof.  Without limiting the generality of the foregoing, the Secured Party shall have the right and power to receive, endorse and collect checks and other orders for the payment of money made payable to the Borrowers representing any payment or reimbursement made under, pursuant to or with respect to, the Collateral or any part thereof and to give full discharge to the same.

The Borrowers ratify and approve all acts of said attorney and agrees that said attorney shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, except for said attorney’s own gross negligence or willful misconduct.  This power, being coupled with an interest, is irrevocable until the Debt is paid in full and the Borrowers shall have performed all of its obligations under this Agreement.  The Borrowers further agree to use their commercially reasonable efforts to assist the Secured Party in the collection and enforcement of the Accounts and will not hinder, delay or impede the Secured Party in any manner in its collection and enforcement of the Accounts.

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Anything herein to the contrary notwithstanding, (a) the Borrowers shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of their duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release the Borrowers from any of their duties or obligations under the contracts and agreements included in the Collateral, and (c) the Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Borrowers thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

6.           Preservation and Protection of Security Interest.  The Borrowers shall faithfully preserve and protect the Secured Party’s security interest in the Collateral and shall, at its own cost and expense, cause, or assist the Secured Party to cause that security interest to be perfected and continue perfected so long as the Debt or any portion of the Debt is outstanding, unpaid or executory.  For purposes of the perfection of the Secured Party’s security interest in the Collateral in accordance with the requirements of this Agreement, the Borrowers shall from time to time at the reasonable request of the Secured Party file or record, or cause to be filed or recorded, such instruments, documents and notices, including assignments, financing statements and continuation statements, as the Secured Party may deem necessary or advisable from time to time in order to perfect and continue perfected such security interest.  The Borrowers irrevocably appoint the Secured Party as the attorney-in-fact of the Borrowers to do all acts and things which the Secured Party may reasonably deem necessary or advisable from time to time to preserve, perfect and continue perfected the Secured Party’s security interest in the Collateral in accordance with the requirements of this Agreement, including, but not limited to, signing any financing statements or amendments to financing statements evidencing the Secured Party’s security interest in the Collateral for and on behalf of the Borrowers.  The Borrowers agree that a carbon, photographic or other reproduction of this Agreement or a financing statement is sufficient as a financing statement and may be filed instead of the original.

7.           Insurance.  Risk of loss of, damage to or destruction of the Equipment, Inventory and Fixtures is on the Borrowers.  The Borrowers shall insure the Equipment, Inventory and Fixtures against such risks and casualties and in such amounts and with such insurance companies in accordance with its past practices.  At the request of the Secured Party, copies of all such policies, or certificates evidencing the same, shall be deposited with the Secured Party.  If the Borrowers fail to effect and keep in full force and effect such insurance or fail to pay the premiums when due, the Secured Party may (but shall not be obligated to) do so for the account of the Borrowers and add the cost thereof to the Debt.  After the occurrence of an Event of Default, the Borrowers shall assign and set over to the Secured Party all monies which may become payable on account of such insurance and shall direct the insurers to pay the Secured Party any amount so due.  In such event, the Secured Party is irrevocably appointed attorney-in-fact of the Borrowers to endorse any draft or check which may be payable to the Borrowers in order to collect the proceeds of such insurance.  The Borrowers shall apply such proceeds either (i) to the repair of damaged Equipment, Inventory or Fixtures, or (ii) to the replacement of destroyed Equipment, Inventory or Fixtures with Equipment, Inventory or Fixtures of the same or similar type and function and of at least equivalent value, provided such replacement Equipment, Fixtures or Inventory is made subject to the security interest created by this Agreement and constitutes a  security interest in the Equipment, Inventory and Fixtures subject only to security interests permitted under this Agreement, and is perfected by the filing of financing statements in the appropriate public offices and the taking of such other action as may be necessary or desirable in order to perfect and continue perfected such security interest.  In the event that there is any balance of insurance proceeds remaining in the possession of the Secured Party after payment in full of the Debt, such balance shall be paid over to the Borrowers or their order.

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8.             Maintenance and Repair.  The Borrowers shall maintain the Equipment, Inventory and Fixtures, and every portion thereof, in good condition, repair and working order, reasonable wear and tear alone excepted, and shall pay and discharge all taxes, levies and other impositions assessed or levied thereon as well as the cost of repairs to or maintenance of the same.  If the Borrowers fail to do so, the Secured Party may (but shall not be obligated to) pay the cost of such repairs or maintenance and such taxes, levies or impositions for the account of the Borrowers and add the amount of such payments to the Debt.

9.             Preservation of Rights Against Third Parties; Preservation of Collateral in Secured Party’s Possession.  Until such time as the Secured Party exercises its right to effect direct collection of the Accounts and the Chattel Paper and to effect the enforcement of the Borrowers’ contract rights, the Borrowers assume full responsibility for taking any and all steps to preserve rights in respect of the Accounts and the Chattel Paper and its contracts against prior parties.  The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of such of the Collateral as may come into its possession from time to time if the Secured Party takes such action for that purpose as the Borrowers shall request in writing, provided that such requested action shall not, in the judgment of the Secured Party, impair the Secured Party’s security interest in the Collateral or its right in, or the value of, the Collateral, and provided further that the Secured Party receives such written request in sufficient time to permit the Secured Party to take the requested action.

10.           Events of Default and Remedies.

(a)           If any one or more of the Events of Default shall occur or shall exist, the Secured Party may then, or at any time thereafter, so long as such default shall continue, foreclose the Secured Party’s lien or security interest in the Collateral in any way permitted by law, or upon ten (10) days prior written notice to the Borrowers, sell any or all Collateral at private sale at any time or place in one or more sales, at such price or prices and upon such terms, either for cash or on credit, as the Secured Party, in its sole discretion, may elect, or sell any or all Collateral at public auction, either for cash or on credit, as the Secured Party, in its sole discretion, may elect, and at any such sale, the Secured Party may bid for and become the Secured Party of any or all such Collateral.  Pending any such action the Secured Party may liquidate the Collateral.

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(b)           If any one or more of the Events of Default shall occur or shall exist, the Secured Party may then, or at any time thereafter, so long as such default shall continue, grant extensions to, or adjust claims of, or make compromises or settlements with, debtors, guarantors or any other parties with respect to Collateral or any securities, guarantees or insurance applying thereon, without notice to or the consent of the Borrowers, without affecting the Borrowers’ liability under this Agreement or the Note.  The Borrowers waive notice of acceptance, of nonpayment, protest or notice of protest of any Accounts or Chattel Paper or any of their contract rights and any other notices to which the Borrowers may be entitled.

(c)           If any one or more of the Events of Default shall occur or shall exist and be continuing, then in any such event, the Secured Party shall have such additional rights and remedies in respect of the Collateral or any portion thereof as are provided by the Code and such other rights and remedies in respect thereof which it may have at law or in equity or under this Agreement, including without limitation the right to enter any premises where Equipment, Inventory and/or Fixtures are located and take possession and control thereof without demand or notice and without prior judicial hearing or legal proceedings, which the Borrowers expressly waive.

(d)           The Secured Party shall apply the Proceeds of any sale or liquidation of the Collateral, and, subject to Section 7, any Proceeds received by the Secured Party from insurance, first to the payment of the reasonable costs and expenses incurred by the Secured Party in connection with such sale or collection, including without limitation reasonable attorneys’ fees and legal expenses, second to the payment of the Debt, whether on account of principal or interest or otherwise as the Secured Party in its sole discretion may elect, and then to pay the balance, if any, to the Borrowers or as otherwise required by law.  If such Proceeds are insufficient to pay the amounts required by law, the Borrowers shall be liable for any deficiency.

(e)           Upon the occurrence of any Event of Default and delivery of a written request, the Borrowers shall promptly upon demand by the Secured Party assemble the Equipment, Inventory and Fixtures and make them available to the Secured Party at a place or places to be designated by the Secured Party.  The rights of the Secured Party under this paragraph to have the Equipment, Inventory and Fixtures assembled and made available to it is of the essence of this Agreement and the Secured Party may, at their election, enforce such right by an action in equity for injunctive relief or specific performance.

(f)           If any one or more of the Events of Default shall occur or shall exist and be continuing, then in any event, the Secured Party have the right to use and operate under all trade names under which the Borrowers do business.

11.         Defeasance.  Notwithstanding anything to the contrary contained in this Agreement upon payment and performance in full of the Debt owed to the Secured Party, this Agreement shall terminate and be of no further force and effect as to the Secured Party, and the Secured Party shall thereupon terminate its security interest in the Collateral.  Upon such termination, the Secured Party hereby authorizes the Borrowers to file any UCC termination statements necessary to reflect such termination and Secured Party will execute and deliver to the Borrowers any additional documents or instruments as Borrowers shall reasonably request to evidence such termination.  Until such time, however, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns, provided that, without the prior written consent of the Secured Party, the Borrowers may not assign this Agreement or any of its rights under this Agreement or delegate any of their duties or obligations under this Agreement and any such attempted assignment or delegation shall be null and void.  This Agreement is not intended and shall not be construed to obligate the Secured Party to take any action whatsoever with respect to the Collateral or to incur expenses or perform or discharge any obligation, duty or disability of the Borrowers.

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12.           Miscellaneous.

(a)           The provisions of this Agreement are intended to be severable.  If any provision of this Agreement shall for any reason be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or any other provision of this Agreement in any jurisdiction.

(b)           No failure or delay on the part of the Secured Party in exercising any right, remedy, power or privilege under this Agreement and the Note shall operate as a waiver thereof or of any other right, remedy, power or privilege of the Secured Party under this Agreement, the Note or any of the other Loan Documents; nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other right, remedy, power or privilege or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges of the Secured Party under this Agreement, the Note and the other Loan Documents are cumulative and not exclusive of any rights or remedies which it may otherwise have.

(c)           All notices, statements, requests and demands given to or made upon either party in accordance with the provisions of this Agreement shall be deemed to have been given or made when given in accordance with Section 7.5 of the Purchase Agreement.

(d)           The section headings contained in this Agreement are for reference purposes only and shall not control or affect its construction or interpretation in any respect.

(e)           Unless the context otherwise requires, all terms used in this Agreement which are defined by the Code shall have the meanings stated in the Code.

(f)           The Code shall govern the settlement, perfection and the effect of attachment and perfection of the Secured Party’s security interest in the Collateral, and the rights, duties and obligations of the Secured Party and the Borrowers with respect to the Collateral.  This Agreement shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and the execution and delivery of this Agreement and, to the extent not inconsistent with the preceding sentence, the terms and provisions of this Agreement shall be governed by and construed in accordance with the laws of that Commonwealth.

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(g)           No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Borrowers herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given..

(h)           This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that the Borrowers may not assign the Agreement or any rights or duties hereunder without the Secured Party’s prior written consent and any prohibited assignment shall be absolutely void.  The Secured Party may assign this Agreement and its rights and duties hereunder to another Secured Party or to a transferee of the Note, and no consent or approval by the Borrowers is required in connection with any such assignment.

(i)           This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile or email shall be equally as effective as delivery of a manually executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile or email also shall deliver a manually executed counterpart of this Agreement but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

(j)           The Borrowers shall pay to the Secured Party reasonable costs and expenses (including reasonable attorneys’ fees and disbursements) paid or incurred to enforce the security interest created hereunder, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of this Agreement, or to defend any claims made or threatened against the Secured Party arising out of the transactions contemplated hereby (including preparations for the consultations concerning any such matters).  The foregoing shall not be construed to limit any other provisions of this Agreement or the Loan Documents regarding costs and expenses to be paid by the Borrowers.

[Signature Pages Follow]

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IN WITNESS WHEREOF, and intending to be legally bound, the parties have executed and delivered this Security Agreement as of the day and year set forth at the beginning of this Security Agreement.

BORROWERS:

INSPRO TECHNOLOGIES CORPORATION

/s/ Anthony R. Verdi
Name: Anthony R. Verdi
Title: Chief Financial Officer

INSPRO TECHNOLOGIES, LLC

/s/ Anthony R. Verdi
Name: Anthony R. Verdi
Title: Chief Financial Officer

[Signature page to Security Agreement]

SECURED PARTY:

THE CO-INVESTMENT FUND II, L.P.

By: Co-Invest Management II, L.P., its General Partner

By: Co-Invest II Capital Partners, Inc., its General Partner

By: /s/ Brian Adamsky
Name: Brian Adamsky
Title: CFO & Treasurer

[Signature page to Security Agreement]